SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 10, 2003

AmeriCredit Automobile Receivables Trust 2003-D-M

(Exact name of registrant as specified in its charter)

United States	333-105878-02	Applied for
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Chris A. Choate, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,200,000,000 in principal amount of Securities (the “Securities”) on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2003-D-M (the “Trust”) issued $227,000,000 Class A-1 1.12% Asset Backed Notes, $440,000,000 Class A-2 1.44% Asset Backed Notes, $75,000,000 Class A-3-A 2.14% Asset Backed Notes, $104,000,000 Class A-3-B Floating Rate Asset Backed Notes and $354,000,000 Class A-4 2.84% Asset Backed Notes (collectively, the “Notes”) on October 16, 2003 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of October 10, 2003, between the Trust and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated October 1, 2003 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 5. Other Events

The consolidated financial statements of MBIA Insurance Corporation (“MBIA”), a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the three years in the period ended December 31, 2002, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2002, and the consolidated financial statements of MBIA and its subsidiaries as of June 30, 2003 and for the six month periods ended June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended June 30, 2003 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus dated as of July 10, 2003 of AmeriCredit Financial Services, Inc. and (iii) the Prospectus Supplement for the Trust, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

1.1 Underwriting Agreement, dated as of October 1, 2003, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Barclays Capital Inc., as Representative of the Underwriters (the “Representative”).

4.1 Indenture, dated as of October 10, 2003, between AmeriCredit Automobile Receivables Trust 2003-D-M (the “Trust”) and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of October 10, 2003, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of October 10, 2003, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

4.4 Note Guaranty Insurance Policy, dated as of October 16, 2003 and delivered by MBIA Insurance Corporation (the “Insurer”).

10.1 Purchase Agreement, dated as of October 10, 2003, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2 Indemnification Agreement, dated as of October 1, 2003, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

23.1 Consent of PricewaterhouseCoopers LLP regarding the financial statements of the Insurer.

99.1 Statistical information for the receivables as of the Initial Cutoff Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2003-D-M

By:	AmeriCredit Financial Services, Inc., as Sponsor

	By:	/s/ Chris A. Choate
	Name:	Chris A. Choate
	Title:	Executive Vice President, Secretary and Chief Legal Officer

Dated: October 29, 2003

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 1, 2003, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Barclays Capital Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of October 10, 2003, between AmeriCredit Automobile Receivables Trust 2003-D-M (the “Trust”) and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of October 10, 2003, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of October 10, 2003, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

4.4	Note Guaranty Insurance Policy, dated as of October 16, 2003 and delivered by MBIA Insurance Corporation (the “Insurer”).

10.1	Purchase Agreement, dated as of October 10, 2003, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Indemnification Agreement, dated as of October 1, 2003, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

23.1	Consent of PricewaterhouseCoopers LLP regarding the financial statements of the Insurer.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.

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